Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Report”) of Senmiao Technology Limited (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Ronggang (Jonathan) Zhang, President and Chief Executive Officer, and Yafeng Li, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronggang (Jonathan) Zhang
Ronggang (Jonathan) Zhang
Chief Executive Officer
(Principal Executive Officer)

/s/ Yafeng Li
Yafeng Li
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

August 14, 2026